Exhibit 99.1

CONTACTS:	PR2004- CORP04

Dave Vadasz, investor relations
408.503.7200
dave.vadasz@palmOne.com

Marlene Somsak, media relations
408.503.2592
marlene.somsak@palmOne.com

palmOne Reports Q3 FY’04 Results

Revenue Up 23%; Gross Margin Reaches 29%

MILPITAS, Calif., March 22, 2004 — palmOne, Inc. (Nasdaq: PLMO) today reported revenue of $242.5 million for the third quarter of fiscal year 2004, ended Feb. 27, up 22.6 percent from the $197.9 million reported during the third quarter a year ago.

For the third quarter of fiscal year 2004, net loss, in accordance with generally accepted accounting principles (GAAP), was $9.3 million, or $0.20 per share. This compares to a net loss from the year-ago quarter of $172.3 million, or $5.93 per share. The net loss of $9.3 million for this quarter included restructuring charges of $4.5 million and amortization of intangible assets and stock-based compensation of $5.4 million.

Net income in the third quarter of fiscal year 2004, measured on a non-GAAP basis, totaled $0.6 million, or $0.01 per share. This compares to non-GAAP net loss in the third quarter a year ago of $24.7 million, or $0.85 per share. Non-GAAP net income (loss) excludes the effects of amortization of intangible assets and stock-based compensation, impairment charges, restructuring charges and losses from discontinued operations.

“Over the past quarter, we strengthened our leadership in handhelds and saw excellent demand for our Treo smartphone,” said Todd Bradley, palmOne president and chief executive officer. “The strong results this quarter show that our strategy of delivering scale from the handheld product line, coupled with growth from the wireless product line, is working. We are very excited about our prospects.”

The company noted the following year-over-year operational highlights in the quarter’s results:

•	Revenue up 23 percent;

•	Average selling price of $233 per device, up from $169;

•	Gross margin at 28.9 percent, up from 23.8 percent;

•	Inventory-turn improvement to 22 from 20; and

•	Cash, cash equivalents and short-term investments of $239.8 million, up from $224.8 million.

During the quarter, palmOne sold approximately 938,000 handheld computing and communications solutions, bringing the total number the company has sold to 25.3 million. In handheld computers, NPD reported that palmOne increased its market share in U.S. all-channel sales (including retail, commercial and online) by 11 percent to 57.7 percent in January, the most recent monthly report, compared with the same period a year ago.

INVESTOR’S NOTE: The company will hold a conference call for the public on Monday, March 22, at 2 p.m. Pacific/5 p.m. Eastern to discuss matters covered in this news release. The dial-in number for the call is 888.335.6680 in the United States and 973.321.1030 for international callers. No pass code is needed. A telephone call replay of the conference call will be available through April 2, 2004, beginning March 22 at approximately 7 p.m. Pacific. The dial-in number for the replay is 877.519.4471 (PIN# 4590192) in the United States and 973.341.3080 (PIN# 4590192) for international callers. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning on March 22, 2004.

To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’

operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding our ability to grow our business, to be profitable, to remain competitive and to continue to lead our industry. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; possible defects in products and technologies developed; palmOne’s ability to timely and cost-effectively obtain components and elements of our technology from suppliers; palmOne’s ability to compete with existing and new competitors. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended November 28, 2003. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About palmOne, Inc.

Information about palmOne, Inc. is available at http://www.palmOne.com.

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palmOne, Handspring, Zire, Tungsten, Treo and Palm OS are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2004	Feb. 28, 2003	Feb. 28, 2004	Feb. 28, 2003
Revenues	$242,485	$197,864	$682,308	$620,491
Costs and operating expenses:
Cost of revenues (**)	172,169	150,725	491,132	465,363
Sales and marketing	38,582	42,199	116,869	123,528
Research and development	19,831	15,702	51,607	51,178
General and administrative	9,170	9,977	27,219	27,556
Amortization of intangible assets and stock-based compensation (*)	5,414	530	7,473	3,029
Impairment charges	—	102,540	—	102,540
Restructuring charges	4,522	37,952	8,110	35,348

Total costs and operating expenses	249,688	359,625	702,410	808,542

Operating loss	(7,203)	(161,761)	(20,102)	(188,051)
Interest and other income (expense), net	(486)	(2,574)	965	2,409

Loss before income taxes	(7,689)	(164,335)	(19,137)	(185,642)
Income tax provision	1,633	1,413	4,415	221,858

Loss from continuing operations	(9,322)	(165,748)	(23,552)	(407,500)
Loss from discontinued operations (net of taxes of $0, $647, $252 and $1,552, respectively )	—	(6,588)	(11,634)	(20,061)

Net loss	$(9,322)	$(172,336)	$(35,186)	$(427,561)

Net loss per share:
Basic:
Continuing operations	$(0.20)	$(5.70)	$(0.63)	$(14.04)
Discontinued operations	—	(0.23)	(0.31)	(0.69)

	$(0.20)	$(5.93)	$(0.94)	$(14.73)

Diluted:
Continuing operations	$(0.20)	$(5.70)	$(0.63)	$(14.04)
Discontinued operations	—	(0.23)	(0.31)	(0.69)

	$(0.20)	$(5.93)	$(0.94)	$(14.73)

Shares used in computing per share amounts:

Basic	46,073	29,082	37,373	29,032
Diluted	46,073	29,082	37,373	29,032

(*)	Amortization of intangible assets and stock-based compensation:

Cost of revenues	$243	$67	$331	$842
Sales and marketing	4,709	205	6,366	598
Research and development	68	126	132	1,188
General and administrative	394	132	644	401

	$5,414	$530	$7,473	$3,029

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Feb. 28, 2004			Three Months Ended Feb. 28, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$242,485	$—	$242,485	$197,864	$—	$197,864
Costs and operating expenses:
Cost of revenues (**)	172,169	—	172,169	150,725	—	150,725
Sales and marketing	38,582	—	38,582	42,199	—	42,199
Research and development	19,831	—	19,831	15,702	—	15,702
General and administrative	9,170	—	9,170	9,977	—	9,977
Amortization of intangible assets and stock-based compensation (*)	5,414	(5,414)	—	530	(530)	—
Impairment charges	—	—	—	102,540	(102,540)	—
Restructuring charges	4,522	(4,522)	—	37,952	(37,952)	—

Total costs and operating expenses	249,688	(9,936)	239,752	359,625	(141,022)	218,603

Operating income (loss)	(7,203)	9,936	2,733	(161,761)	141,022	(20,739)
Interest and other income (expense), net	(486)	—	(486)	(2,574)	—	(2,574)

Income (loss) before income taxes	(7,689)	9,936	2,247	(164,335)	141,022	(23,313)
Income tax provision	1,633	—	1,633	1,413	—	1,413

Income (loss) from continuing operations	(9,322)	9,936	614	(165,748)	141,022	(24,726)
Loss from discontinued operations (net of taxes of $0 and $647, respectively)	—	—	—	(6,588)	6,588	—

Net income (loss)	$(9,322)	$9,936	$614	$(172,336)	$147,610	$(24,726)

Net income (loss) per share:
Basic:
Continuing operations	$(0.20)	$0.21	$0.01	$(5.70)	$4.85	$(0.85)
Discontinued operations	—	—	—	(0.23)	0.23	—

	$(0.20)	$0.21	$0.01	$(5.93)	$5.08	$(0.85)

Diluted:
Continuing operations	$(0.20)	$0.21	$0.01	$(5.70)	$4.85	$(0.85)
Discontinued operations	—	—	—	(0.23)	0.23	—

	$(0.20)	$0.21	$0.01	$(5.93)	$5.08	$(0.85)

Shares used in computing per share amounts:
Basic	46,073	—	46,073	29,082	—	29,082
Diluted	46,073	—	46,073	29,082	—	29,082
(*) Amortization of intangible assets and stock-based compensation:

Cost of revenues	$243	$(243)	$—	$67	$(67)	$—
Sales and marketing	4,709	(4,709)	—	205	(205)	—
Research and development	68	(68)	—	126	(126)	—
General and administrative	394	(394)	—	132	(132)	—

	$5,414	$(5,414)	$—	$530	$(530)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, impairment charges, restructuring charges and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended Feb. 28, 2004			Nine Months Ended Feb. 28, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$682,308	$—	$682,308	$620,491	$—	$620,491
Costs and operating expenses:
Cost of revenues (**)	491,132	—	491,132	465,363	—	465,363
Sales and marketing	116,869	—	116,869	123,528	—	123,528
Research and development	51,607	—	51,607	51,178	—	51,178
General and administrative	27,219	—	27,219	27,556	—	27,556
Amortization of intangible assets and stock-based compensation (*)	7,473	(7,473)	—	3,029	(3,029)	—
Impairment charges	—	—	—	102,540	(102,540)	—
Restructuring charges	8,110	(8,110)	—	35,348	(35,348)	—

Total costs and operating expenses	702,410	(15,583)	686,827	808,542	(140,917)	667,625

Operating loss	(20,102)	15,583	(4,519)	(188,051)	140,917	(47,134)
Interest and other income (expense), net	965	—	965	2,409	—	2,409

Loss before income taxes	(19,137)	15,583	(3,554)	(185,642)	140,917	(44,725)
Income tax provision	4,415	—	4,415	221,858	(219,141)	2,717

Loss from continuing operations	(23,552)	15,583	(7,969)	(407,500)	360,058	(47,442)
Loss from discontinued operations (net of taxes of $252 and $1,552, respectively)	(11,634)	11,634	—	(20,061)	20,061	—

Net loss	$(35,186)	$27,217	$(7,969)	$(427,561)	$380,119	$(47,442)

Net loss per share:
Basic
Continuing operations	$(0.63)	$0.42	$(0.21)	$(14.04)	$12.41	$(1.63)
Discontinued operations	(0.31)	0.31	—	(0.69)	0.69	—

	$(0.94)	$0.73	$(0.21)	$(14.73)	$13.10	$(1.63)

Diluted
Continuing operations	$(0.63)	$0.42	$(0.21)	$(14.04)	$12.41	$(1.63)
Discontinued operations	(0.31)	0.31	—	(0.69)	0.69	—

	$(0.94)	$0.73	$(0.21)	$(14.73)	$13.10	$(1.63)

Shares used in computing per share amounts:
Basic	37,373	—	37,373	29,032	—	29,032
Diluted	37,373	—	37,373	29,032	—	29,032
(*) Amortization of intangible assets and stock-based compensation:

Cost of revenues	$331	$(331)	$—	$842	$(842)	$—
Sales and marketing	6,366	(6,366)	—	598	(598)	—
Research and development	132	(132)	—	1,188	(1,188)	—
General and administrative	644	(644)	—	401	(401)	—

	$7,473	$(7,473)	$—	$3,029	$(3,029)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, impairment charges, restructuring charges, the change in the valuation allowance for deferred tax assets and the related income tax provision and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

	Feb. 28, 2004	May 31, 2003
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$190,550	$204,967
Short-term investments	49,261
Accounts receivable, net of allowance for doubtful accounts of $8,274 and $4,635, respectively	101,452	96,784
Inventories	27,042	22,748
Investment for committed tenant improvements	7,197	—
Prepaids and other	10,404	9,039
Current assets of discontinued operations	—	37,485

Total current assets	385,906	371,023
Restricted investments	775	948
Land not in use	60,000	60,000
Property and equipment, net	22,809	31,204
Goodwill	255,327	13,815
Intangible assets, net	12,917	—
Deferred income taxes	34,800	34,800
Other assets	1,331	1,720
Non-current assets of discontinued operations	—	63,116

Total assets	$773,865	$576,626

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$111,033	$89,371
Accrued restructuring	33,230	34,886
Provision for committed tenant improvements	7,197	—
Other accrued liabilities	115,623	100,519
Current liabilities of discontinued operations	—	12,570

Total current liabilities	267,083	237,346
Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,750	165
Non-current liabilities of discontinued operations	—	48,329

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding Feb. 28, 2004, 46,191 shares; May 31, 2003, 29,230 shares	46	29
Additional paid-in capital	1,375,196	1,123,819
Unamortized deferred stock-based compensation	(2,434)	(508)
Accumulated deficit	(903,975)	(868,789)
Accumulated other comprehensive income	1,199	1,235

Total stockholders’ equity	470,032	255,786

Total liabilities and stockholders’ equity	$773,865	$576,626

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Feb. 28, 2004	Feb. 28, 2003
Cash flows from operating activities:
Loss from continuing operations	$(9,322)	$(165,748)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation	5,151	6,115
Amortization	5,625	851
Impairment charges	—	102,540
Changes in assets and liabilities:
Accounts receivable	51,535	56,762
Inventories	9,294	15,235
Prepaids and other	6	7,709
Accounts payable	(19,977)	(37,930)
Accrued restructuring	(3,055)	15,854
Other accrued liabilities	(18,547)	(7,121)

Net cash provided by (used in) operating activities	20,710	(5,733)

Cash flows from investing activities:
Purchase of property and equipment	(770)	(1,537)
Purchase of short-term investments	(98,762)	—
Sale of short-term investments	49,501	17,525
Purchase of restricted investments	—	(173)
Sale of restricted investments	1,041	—

Net cash provided by (used in) investing activities	(48,990)	15,815

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	635	189

Net cash provided by financing activities	635	189

Change in cash and cash equivalents	(27,645)	10,271
Cash and cash equivalents, beginning of period	218,195	209,482

Cash and cash equivalents, end of period	$190,550	$219,753

Other cash flow information:
Cash paid for income taxes	$(582)	$(1,154)

Cash paid for interest	$(1,191)	$(1,274)

Additional information:
Change in cash and cash equivalents	$(27,645)	$10,271
Change in short-term investments	49,261	(17,525)

Change in cash and cash equivalents and short-term investments	$21,616	$(7,254)

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

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